UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30093	#51-0380839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10240 Sorrento Valley Road, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 320-8000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 24, 2005, our Board of Directors amended the terms of director compensation in regards to the meeting and committee fees for the 2005 calendar year as indicated below.

For 2005, we will pay non-employee directors the following fees for each meeting of the Board of Directors or a committee of the Board of Directors attended by each director:

Meeting	In Person Attendance	Telephonic Meeting

Board of Directors	$3,000	$1,000
Audit Committee (non-chairman)	1,500	1,000
Audit Committee Chairman	3,500	2,000
Compensation Committee (non-chairman)	1,000	500
Compensation Committee Chairman	2,000	1,000
Nominating and Governance Committee Chairman	1,000	500
Special project ad hoc committees	500	—

Meeting fees are paid quarterly in arrears.  We do not pay directors an annual retainer.  We reimburse non-employee directors for their reasonable expenses incurred in attending meetings of the Board of Directors and committees.

Under the Automatic Option Grant Program in effect under our 2000 Stock Incentive Plan, each individual who first joins the Board of Directors as a non-employee director anytime after March 28, 2000 will receive, on the date of such initial election or appointment, an automatic option grant to purchase 50,000 shares of our common stock, provided that such person has not previously been one of our employees.  In addition, on the date of each Annual Stockholders meeting held after March 28, 2000, each individual who continues to serve as a non-employee director will automatically be granted an option to purchase 2,500 shares of our common stock, provided such individual has served as a non-employee director for at least six months prior to such meeting.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 26, 2005, we issued a press release announcing our financial results for the quarter and year ended December 31, 2004.  A copy of the press release is attached as Exhibit 99.1.  The information in this Item is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 7.01.  REGULATION FD DISCLOSURE

On January 26, 2005, we issued a press release announcing that John Carrington and our Board of Directors initiated a succession process to identify a new chief executive officer.  A copy of the press release is attached as Exhibit 99.2  The information in this Item is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

Number	Description

99.1	Press release issued by the Company on January 26, 2005 relating to financial results.
99.2	Press release issued by the Company on January 26, 2005 relating to CEO succession matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: January 26, 2005	/s/ Douglas C. Wride
Douglas C. Wride
Chief Financial Officer (principal financial and accounting officer)